EXHIBIT 99

             MTM TECHNOLOGIES TEAMS WITH SAVVIS TO DELIVER HOSTING,
                  NETWORK, AND VIRTUALIZED IT UTILITY SERVICES

      MTM TECHNOLOGIES BECOMES SAVVIS' LARGEST NATIONAL INTEGRATION PARTNER

STAMFORD, CT & ST. LOUIS, MO - September 6, 2005 - MTM Technologies, Inc. (NASDAQ: MTMC), a leading computer and communications technology management company providing IT networking and data center services, and SAVVIS, Inc. (NASDAQ: SVVS), a leading global IT utility services provider, today jointly announced that MTM Technologies has signed a partnership agreement with SAVVIS, making MTM Technologies the company's largest integration partner to date, and the first to offer SAVVIS' services and technologies on a national scale.

The agreement enables MTM Technologies to utilize SAVVIS' industry-leading global private IP network and managed hosting services, including their portfolio of virtualized utility services, within the MTM Technologies-branded products and services they provide their customers.

"Advances in virtualization continue to push the IT industry toward a centralized computing model," said Francis J. Alfano, CEO of MTM Technologies. "These developments are steering progressive IT services organizations such as MTM Technologies to adapt their service portfolios to compete in the new on-demand marketplace. SAVVIS' virtualized approach, which capitalizes on the economic benefits associated with converged access and network-based utility services, will provide new valuable and highly sought-after services to our customers, while retaining the single point of accountability which our customers demand of us."

The SAVVIS partnership further enhances MTM Technologies' industry-leading partner relationships and certifications. Through these partnerships, MTM Technologies is able to expand the breadth of its product offerings, enhance its business opportunities in the marketplace, and strengthen its position for future growth.

"MTM Technologies' unique service portfolio and innovative business model make it a strong partner for offering SAVVIS' solutions and technologies," said Rob McCormick, Chairman & CEO of SAVVIS. "MTM Technologies'national footprint, which includes over 120 associates in sales and marketing and nearly 400 associates in technical services, combined with their philosophy of a more centralized approach to IT and utility computing, brings new innovative solutions to their customers while significantly expanding our sales reach."

ABOUT MTM TECHNOLOGIES, INC.

MTM Technologies, Inc. is a leading national computer and communications technology management company providing IT networking and data center services, including secure access, VoIP, storage, security, and messaging solutions. MTM Technologies is an authorized reseller/partner and integrator for SAVVIS, Cisco Systems, Citrix, Microsoft, HP, Avaya, Captaris, Check Point, CommVault Systems, Dell Computer, EMC, ISS, Nokia, Nortel, Packeteer, RSA Security, and Wyse. For more information, visit the MTM Technologies Web site at www.mtm.com.


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ABOUT SAVVIS

SAVVIS, Inc. (NASDAQ: SVVS) is a global IT utility services provider that focuses exclusively on IT solutions for businesses. With an IT services platform that extends to 47 countries, SAVVIS has over 5,000 enterprise customers and leads the industry in delivering secure, reliable, and scalable hosting, network, and application services. These solutions enable customers to focus on their core business while SAVVIS ensures the quality of their IT systems and operations. SAVVIS' strategic approach combines virtualization technology, a global network and 24 data centers, and automated management and provisioning systems. For more information about SAVVIS, visit: www.savvis.net.

Forward-Looking Statements
--------------------------

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from SAVVIS' expectations. Certain factors that could affect actual results are set forth as risk factors in SAVVIS' SEC reports and filings, including its annual report on Form 10-K and all subsequent filings. SAVVIS assumes no obligation to update or supplement forward-looking statements.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include MTM Technologies' entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in MTM Technologies' Securities and Exchange Commission filings. The forward-looking statements in this press release speak only as of the date hereof and MTM Technologies disclaims any obligation to provide updates, revisions, or amendments to any forward-looking statement to reflect changes in MTM Technologies' expectations or future events.